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                                                                   EXHIBIT 10.36



                 GREATER DALLAS ASSOCIATION OF REALTORS, INC.



[REALTOR (R) LOGO]                              [EQUAL HOUSING OPPORTUNITY LOGO]


                        NET COMMERCIAL LEASE AGREEMENT

                                                              STATE OF TEXAS
                                                              COUNTY OF DALLAS
                                                                        ------

           THIS LEASE AGREEMENT made and entered into by and between



                           DALLAS PATHOLOGY LEASING

hereinafter referred to as "Landlord," and



                                 UNIPATH, LTD.



hereinafter referred to as "Tenant."



                                  WITNESSETH:

   Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord the following described premises (hereinafter referred to as the "desired premises" or "premises") situated within the County of Dallas State of Texas


        4350 Alpha Road, Dallas, Texas


















together with all rights, privileges, easements and appurtenances belonging to or in any way pertaining to the desired premises and together with the building and other improvements now situated or to be erected upon the demised premises.


    TO HAVE AND TO HOLD the same for a term of    sixty (60) months


beginning on    June 1, 1995                               , upon the following
terms, conditions and covenants:


I. RENT: Tenant agrees to pay the Principal Broker named herein, without offset or deduction, for the account of Landlord rent for the demised premises at the rate of Eight Thousand Six Hundred Fifty-Five Dollars and 84/100 _________
Dollars $ 8,655.84                  ) per month in advance.  One such monthly
installment shall be due and payable on or before the beginning date of this lease, and a like monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term hereof; provided that in the event the lease hereof shall commence or end during a calendar month, the rent for any financial calendar month following the commencement or preceding the end of the term of this lease shall be pro rated by days. (If percentage rent is to be payable to Landlord, refer to Exhibit A attached to this lease. In such case Exhibit A shall be incorporated into and become a part of this lease where physically attached hereto.)


    Tenant has deposited with Landlord, upon delivery of this lease.


Dollars ($ 8,655.84     ) to be applied as follows:

        (a) $ 8,655.84    for rent for June 1995.

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   2.  ACCEPTANCE OF PREMISES:

   Tenant acknowledges that it has fully inspected the demised premises and accepts the demised premises, and any buildings and improvements situated thereon, as suitable for the purpose for which the same are leased in their present condition, except


(If this lease provides for a building to be constructed for Tenant, refer to Exhibit B attached to this lease. In such case this paragraph shall become inapplicable, and Exhibit B shall be incorporated into and become a part of this lease when physically attached herein.)

   3.  USE OF PREMISES:

   The demised premises shall be used and occupied only for the purpose of and not otherwise. Tenant shall at its own expense obtain any and all governmental licenses and permits necessary for such use.

   4.  COMPLIANCE WITH LAW:

       Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement on or upon, or connected with the demised premises, all at Tenant's sole expense.


   5.  REAL ESTATE TAXES:

   (a) Tenant agrees to pay before they become delinquent all taxes (both general and special), assessments or governmental of any kind and nature whatsoever (hereinafter referred to as the "taxes"), levied or assessed against the appropriate taxing authority or other evidence satisfactory to landlord evidencing payment thereof. If Tenant shall fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may if it so elects pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be decreed to do so much additional rental owing by Tenant to Landlord and due and payable on written demand by Landlord together with interest thereon at the rate of temper exit (10%) per annum from date paid by Landlord to date of repayment by Tenant.

   (b) All real estate taxes and assessments on the demised premises owned by Landlord shall be promised between landlord and Tenant with respect to the tax years in which this lease commences or terminates. Tenant shall pay that part of the real estate taxes attributable to the portion of the tax year covered by this lease.

   (c) In the event the premises constitute a portion of multiple occupancy building, in lieu of Tenant paying the "taxes" as above provided. Landlord agrees to pay before they become all delinquent all "taxes" lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the said building, and Tenant agrees to pay to Landlord upon written demand the amounts of Tenant's "proportional share" of all such "taxes" paid by Landlord. Tenant's "proportionate share," as used throughout this lease, shall mean a fraction, the numerator of which is a space occupied by Tenant and the denominator of which is the entire gross space contained in the building.

   (d) Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of the Landlord dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with landlord the amount of so contested and unpaid, or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligations for intent until the termination of the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord upon demand Tenant's share (as among all Tenants who participated in the context) and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to landlord upon demand Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the landlord from and against any cost, damages or expense, including attorney's fees in connection with any such proceedings.

   (e) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of the taxes, acceptances, levies or charges levied, assessed or imposed Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise, assessment, levy or charge measured by or based, in whole or in part, upon such rests or the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purpose thereof.

   6.  REPAIRS AND MAINTENANCE

   (a) Tenant shall at its own cost and expense keep, maintain and take good care of the premises and make all necessary thereto, interior and exterior, structural and not-structural, ordinary and extraordinary, and shall suffer no waste or nuisance provided, however, that the cost of maintenance and repair of any company pantry wall (any wall, divider, partition or any other structure repairing the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the Tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any part wall and shall, at its costs and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees. At the end of the term of other termination of this lease, Tenant shall deliver the premises with all improvements thereon in good repair and conditions, reasonable wear and tear only excepted.

   (b) Tenant shall as its own cost and expense care for the grounds around the buildings on the premises, including the regular mowing of grass, care of shrubs and general landscaping, and maintenance of the parking areas, driveways, alleys and shall maintain the whole of the premises in a clean and sanitary condition.

   (c) In the event the premises constitute a portion of multiple occupancy building. Tenant and its employees, customers, and licenses shall have the nonexclusive right to use in common with the other parties occupying said building, the parking areas, driveways and alley in concurrence with the other parties, the parking areas, driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and Tenant shall in lieu of the obligations set forth under subparagraph (b) above, be liable for its proportional share of the costs and expense of the care for the grounds around the said building, including but not limited to the mowing of grass, care of shrubs, general landscaping, and maintenance of parking ares, driveways and alleys. Tenant shall as Landlord's option either (i) pay when dues is proportionate share of such costs and expenses along with the other tenants of the building directly to the persons performing such work, or (ii) reimburse Landlord upon demand for the amount of its proportionate share of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

   (d) In the event the premises constitute a portion of multiple occupancy building, Landlord shall be responsible for coordinating any repairs and other maintenance of any rail tracks serving or to serve the building, and Tenant shall reimburse Landlord for Tenant's proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks.

   (e) In the event Tenant shall fail to maintain the demised premises or any paving, landscaping or railroad siding in accordance with this paragraph 6. Landlord shall have the right (but not the obligation) to cause all repairs or other maintenance to be made and the reasonable costs therefor expended by Landlord shall be paid by Tenant on written demand.

   7.  ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

   Tenant shall not create any openings in the roof or exterior walls, or may all alterations, additions or improvements to the demise premises without prior written

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consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, endurances and regulations. At the expiration or termination of this lease, Tenant shall have the right to remove such items as installed, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at time of removal of such items, repair in a good and workmanlike manner any damages caused by installation or removal thereof.

         Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the demised premises and shall not permit a mechanic's or materialman's lien to be asserted against the demised premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory of Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

         All alterations, additions or improvements in or to the demised premises shall become the property of Landlord as the expiration or termination of this lease, however, Landlord may direct the removal of alterations, additions or improvements by giving written notice to Tenant prior to the expiration or termination of this lease. At the direction of Landlord, Tenant shall promptly remove all alterations, additions, and improvements and any other property placed in the demised premises by Tenant, and Tenant shall repair in a good and workmanlike manner any damage caused by such removal.

         8.       SIGNS

         Tenants shall not place or affix any signs or other objects upon or to the roof or exterior walls of the demised premises or paint or otherwise deface the exterior walls of the demised premises without the prior written consent of Landlord. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this lease and shall repair any damage and close any holes caused or revealed by such removal.

         9.       INSURANCE,  FIRE AND CASUALTY DAMAGE:

         (A) Landlord agrees to maintain insurance covering the building of which the demised premises are a part in an amount not less than 90% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such terms is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Meticulous Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks Of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the demised premises are doomed for use by Insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 9(b) and 9(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay Landlord's cost of maintaining such insurance on said building (or, in the event the premises constitute a portion of a multiple occupancy building. Tenant's full proportionate share of such costs). Said payments shall be made to landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made permanent to this subparagraph (a) with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year, as that part of such year covered by the terms of this lease bears to a full year.

         (B) If the building situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraphs 9(a) above. Tenant shall give immediate notice there to Landlord, and Landlord shall an its sole costs and expertise thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to much damage or direction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any applicable deductible amounts specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction.

         (C) If the buildings situated upon the premises should be damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 9(a) above, or if any other improvements situated on the demised premises should be in any manager damaged or destroyed, Tenant shall at its sole costs and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings and/or improvements to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's approval of the plans and specifications for such rebuilding and repairing, which approval shall not be unreasonably withheld. Tenant's obligation hereunder shall now include destruction of the premises by war, riot, civil disobedience, or flood.

         (D) Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by, or on behalf of, Tenant in, on or about the demised premises in an amount not less than 90% for such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 9(b) hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control. All such policies shall be prepared by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of premiums therefore shall be delivered to Landlord prior the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing, nutations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such polices shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

         (E) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises required that the insurance proceeds be applied to such indebtedness then the Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         10.      WAIVER OF SUBROGATION:

         Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this lease or any renewal or extension thereof for any and all hereof, or damage, to any of its property located within or upon, or consulting a part, the demised premises, which loss or damage is covered by valid and collectible fine and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitations or derogation of, any other waiver or release contained in this lease with respect to any loss of, or damage, to property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance, company which has issued to is polices of fire and extended coverage insurance written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

         Landlord and its authorized agents shall have the right, during normal business hours to enter the demised premises (i) to inspect or the general condition and state of repair thereof, (ii) to make repairs required or permitted under this lease, (iii) to show the premises to any prospective tenant or purchaser or (iv) for any other reasonable purpose.

         During the final 150 days of the lease term, Landlord and its authorized agents shall have the rights to erect and maintain on or about the demised premises customary signs advertising the property for lease or for sale.

         11.      UTILITY SERVICES.

         Tenant shall pay the (?) of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the demised premises, and for all electric lights, lamps and (?)

         12.      ASSIGNMENT AND SUBLEASING:

         Tenant shall not, without the prior written consent of Landlord, assign this lease or sublet premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this lease, including the provisions of paragraphs pertaining to the use of the demised premises. In the event of any assignment or subletting. Tenant shall remain fully liable for the full performance of all Tenant's obligations under this lease. Tenant shall not assign his rights hereunder or sublet the premises without first obtaining a written agreement from assignee or subleases whereby assignee or sublessee agrees to be bound by the terms of this lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the demised premises are assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at landlord's opinion, collect directly form such assignee or subtenant all rents becoming due under such assignment of subletting and supply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.


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    13.  INDEMNITY AND PUBLIC LIABILITY INSURANCE:

    (a) Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whatsoever, for any injury to person or damage to property on or about the premises, caused by negligence or misconduct of Tenant, its agents, servants or employees, or any other person entering upon the premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless from any loss, expenses or losses including attorneys' fees, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of the Landlord.

     (b) Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises, the limits of such policy or policies to be in the amount of not less than $300,000 per person and $1,000,000 per occurrence in respect of injury to persons (excluding death), and in the amount of not less than $50,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     (c) If Tenant should last to comply with the foregoing requirements relating to insurances, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, an additional rental hereunder, the premium cost thereof plus interest at the rate of ten per cent (10%) per annum from the date of payment by Landlord until repaid by Tenant.

     14.  CONDEMNATION

     (a) If, during the term of this lease or any extension or renewal thereof, all or a substantial part of the demised premises should be taken for any public or quasi-public use under any governmental law, ordinance regulations or by rights of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective from the date of taking of the demised premises by the condemning authority.

     (b) If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by rights of eminent domain, or is sold to the condemnity authority under threat of condemnation. Landlord, as its option, may be written notice terminate this lease or shall forthwith as its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the demised premises) situated on the demised premises in order to make the same reasonably tenantable and suitable for the uses for which the demised premises are leased as defined in paragraph 3. The rent payable hereunder during the unexpired portion of this lease shall be adjusted equitably.

     (c) Landlord and Tenant shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.

     15.  HOLDING OVER:

     Should Tenant, or any of its successors in interest fail to surrender the demised premises, or any part thereof, on the expiration of the term of this lease, such holding over shall constitute a tenancy from month to month, at a monthly rental equal to 150% of the rent paid for the last month of the term of this lease unless otherwise agreed in writing.

     16.  DEFAULT BY TENANT:

     The following events shall be deemed to be events of default under this lease:

     (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of 10 days.

     (b) Failure of Tenant to comply with any term, condition or covenant of this lease, other than the payment of rent or other sum of money, and such failure shall not be cured within 30 days after written notice thereof to Tenant.

     (c) Insolvency, the making of a transfer in fraud of creditors, or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligations.

     (d) Filing of a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof by Tenant or any guarantor of Tenant's obligations or adjudication as a bankrupt or insolvent in proceedings filed against Tenant or such guarantor.

     (e) Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation hereunder.

     (f) Abandonment by Tenant of any substantial portion of the demised premises or cessation of the use of the use of the demised premises for the purpose leased.

     17.  REMEDIES OF LANDLORD:

        Upon the occurrence of any of the events of default listed in Section
18.1 Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     (a) Terminate this lease, in which event Tenant shall immediately surrender the demised premises to Landlord. If Tenant fails to so surrender such premises. Landlord may, without prejudice to any other remedy which it may have for possession of the demised premises or arrearage in rent, enter upon and take possession of the demised premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution of any claim for damages therefor. Tenant shall pay to Landlord on demand the amounts of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the demised premises on satisfactory terms or otherwise.

     (b) Enter upon and take possession of the demised premises, by force if necessary, without terminating this lease and without being liable for prosecution or for any claim for damage therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the demised premises and receive rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorneys' fees, remodeling expenses and other costs of reletting shall be substracted from the amount of rent received under such reletting.

     (c) Enter upon the demised premises, by force, if necessary, without terminating this lease and without being liable for any prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in this effecting compliance with Tenant's obligations under this lease, together with interest thereon at the rate of 10% per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

     18.  LANDLORD'S LIEN:

     In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wages, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the demised premises, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrangements in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of any event of default, Landlord may, in addition to any other remedies provided.

herein or by law, enter upon the demised premises and take possession of any and all goods, wares, equipments, fixtures, finances and other personal property of Tenant situated on the premises without liability for trespass or conversion, and sell the same or public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this lease at least 10 days before the time of the sale. Any public sale made under this paragraph shall be deemed to have been conducted in a commercially reasonable manner if held in the demised premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas County, Texas, for five consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any dispusido deals with in this paragraph, less any and all expenses connected with the making of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest and granted herein. Any surplus shall be paid to Tenant or as otherwise required by law: Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form efficient to perfect the security interest of Landlord in the aforementioned property and proceeds the rent under the provisions of the Business and Commerce Code in force in the State of Texas. The valutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

         19.      ATTORNEYS' FEES

         If, an account or any breach of default by landlord or Tenant of their respective obligations under this lease, it shall become necessary for the other to employ an attorney to enforce or defend any of its rights or remedies hereunder and should such part prevail, it shall be entitled to any reasonable attorneys' fees incurred in such commission.

         20.      QUIET ENJOYMENT.

         Landlord warrants that it has full right and power to execute and perform this lease and to grant the estate demised herein and that Texas, on payment of rent and performing the covenants herein contained, shall peaceably and quietly have, hold and enjoy the demised premises during the full term of this lease and any extension or renewal hereof; provided, however, that Tenant accepts this lease subject and subordinate to any surrendered mortgage, deed of trust or other presently existing upon the demised premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed of trust or other lien hereafter placed on the demised premises, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request, provided such farther subordination shall be upon the express condition that this lease, shall be recognized by the mortgage and that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the covenant of this lease.

         21.      WAIVER OF DEFAULT

         No waiver by the parties hereto of any default or breach of any term, conditions or covenant of this lease shall be deemed to be waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

         22.      PROFESSIONAL SERVICE FEES:

         23.      CERTIFICATE OF OCCUPANCY:

         Tenant may, prior to the commencement of the term of this lease apply for a Certificate of Occupancy to be issued by the municipality in which the demised premises are located. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures where are not presently existing in the demised premises, or which have not been expressly agreed upon by Landlord in writing.

         24.      FORCE MAJEURE:

         In the event performance by Landlord of any term, condition or covenant in this lease is delayed or prevented by any Act of God, strike, lookout, shortage of material or labor reaction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, the period for performance of such term, condition or covenants shall be extended for a period equal to this period Landlord is to delayed or hindered.

         25.      EXHIBITS

         All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purpose with the same force and effect as if copied as full length herein.

     26.  USE OF LANGUAGE:

     Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural unless the context otherwise requires.

     27.  CAPTIONS:

     The captions or headings of paragraphs in this lease are inserted for convenience only and shall not be considered in construing the provisions hereof if any question of intent should arise.

     28.  SUCCESSORS:

     The terms, conditions and covenants contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

     29.  SUBLEASE:

     If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the lease under which Landlord holds the demised premises as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligation under such lease.

     30.  SEVERABILITY:

     If any provision in this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

     31.  NOTICES:

     Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the addresses indicated below, or at such other addresses as may have theretofore been specified by written notice delivered in accordance herewith.

LANDLORD:     DALLAS PATHOLOGY LEASING           TENANT:  UNIPATH, LTD.
              ------------------------                    -------------
              4350 Alpha Road                             4350 Alpha Road
              ---------------                             ---------------
              Dallas, TX  75244                           Dallas, TX  75244
              -----------------                           -----------------

PRINCIPAL BROKER:  None
                   -------------------

                   -------------------

                   -------------------

     32.  SPECIAL CONDITIONS:  None



     EXECUTED the _________ day of May, 1995 __________________,19__,

ATTEST:

                                        LANDLORD:  DALLAS PATHOLOGY LEASING
-------------------------------------              ----------------------------
                                                   By  J. Sloan Leonard
                                                   ----------------------------
-------------------------------------              Title  President


ATTEST:


-------------------------------------   TENANT:    UNIPATH, LTD.
                                                   ----------------------------

                                                   ----------------------------
                                                   By
-------------------------------------              ----------------------------
By                                                 Title

-------------------------------------              ----------------------------
Title                                              By

                                                   ----------------------------
                                                   Title

------------------------------------    ---------------------------------------
By                                      By

                                 EXHIBIT "A"


     "RENEWAL OPTION: Provided that at the end of the primary term of this lease Tenant not be in default of any term, condition or covenant contained in this lease. Tenant (but not any assignee of subtenant) shall have the right and option to renew this lease, by written notice delivered to Landlord with a copy of the Principal Broker no later than 180 days prior to the expiration of the primary term, for the additional term of five (5) years, under the same terms, conditions, and covenants contained herein, except:

     A. The rental rate for the renewal term shall be $7.15 per square foot, just do or $9,521.42 per month.





















                                             INITIALED:

                                             LANDLORD  -----------------------
                                             TENANT --------------------------